2025 Full-Year Earnings March 2026

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's future performance. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Registration Statement on Form S-1 (333-292034) (the “Registration Statement”), and elsewhere in the Registration Statement. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf. Forward- Looking Statements

Non-GAAP Financial Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of our financial measures are not prepared in accordance with generally accepted accounting principles (“Non-GAAP”) under Securities and Exchange Commission (“SEC”) rules and regulations. For example, in this press release, we present Adjusted Gross Profit, Adjusted Gross Profit Margin, EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin, all of which are Non-GAAP financial measures as defined in Item 10(e) of Regulation S-K promulgated by the SEC. These Non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be substitutes for any GAAP financial measures, including net income, and, as calculated, may not be comparable to companies in other industries or within the same industry with similarly titled measures of performance. Key Performance Indicators In addition to the foregoing non-GAAP financial measures, management uses backlog as a key performance metrics to assess future revenue visibility and anticipate business activity. Backlog develops as a result of new awards, which represent the potential revenue value realizable pursuant to new project commitments received by us during a given period. Backlog is measured and defined differently by companies within our industry. We refer to “backlog” as the unearned revenue we expect to earn in future periods on our executed contracts. As the construction on our projects progresses, we increase or decrease backlog to take into account newly signed contracts, revenue earned during the period and our estimates of the effects of changes in estimated quantities, changed conditions, change orders and other variations from previously anticipated contract revenues, including completion penalties and incentives. In the event of a project cancellation, termination or scope adjustment, we typically have no contractual right to the total revenues reflected in our backlog. The timing of contract awards, duration of large new contracts and the mix of services, subcontracted work and material in our contracts can significantly affect backlog reporting. We cannot guarantee that the revenue projected in our backlog will be realized, or if realized, will result in earnings. Given these factors, our backlog at any point in time may not accurately represent the revenue that we expect to realize during any period, and our backlog as of the end of a fiscal year may not be indicative of the revenue we expect to earn in the following fiscal year. Given that backlog is an operational measure and that the Company’s methodology for calculating backlog does not meet the definition of a non-GAAP financial measure, as that term is defined in Item 10(e) of Regulation S-K promulgated by the SEC, a quantitative reconciliation is not required or provided. Non-GAAP Financial Measures & Key Performance Indicators

Full Year 2025: Execution Across All Key Metrics

Metric	Value	Detail
Revenue	$456M	+45% YoY; +33% organically
Net Income	$31.1M	+10% YoY
Gross Profit & Margin	$64M | 14.0%	
Adj. Gross Profit & Margin	$96M | 21.1%	
EBITDA & Margin	$72M | 15.8%	
Adj. EBITDA & Margin	$81M | 17.9%	

- **Strong End Market Demand Shining Through Results**
  Broad based growth across all four end markets; residential, commercial, DOT and paving drove strong full-year revenue growth.
- **Acquisitions Expanding Capabilities and Reach**
  Three acquisitions closed and integrated in 2025. Purcell, Page and Red Clay expand Cardinal's owned service lines and reduce subcontractor dependency.

  February 2026 acquisition of ALGC extends Cardinal's platform into Georgia and accelerates margin expansion thesis.
- **Backlog at a Record $682M; +33% YoY**
  Entering 2026 with the strongest backlog in Cardinal's history providing clear line of sight into the year ahead.
- **Platform Built for What's Ahead**
  2026 guidance of $665–$678M in revenue and 20%+ Adj. EBITDA margin.

NOTE: See "Non-GAAP Financial Measures" in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.

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Full Year 2025: Sustained Revenue & Adj. EBITDA Expansion



Revenue ($M)
+36% CAGR
$248
$315
$456
FY2023
FY2024
FY2025



Adj. EBITDA ($M)
+38% CAGR
$43
$57
$81
FY2023
FY2024
FY2025

Residential

~66% of FY2025 Revenue

Southeastern population growth continues to outpace the national average. Cardinal's full site-prep suite drives sustained, multi-year project pipelines across core markets.

Commercial & Industrial

~23% of FY2025 Revenue

Corporate reshoring and manufacturing relocations are concentrating in the Southeast. All requiring large-scale site preparation and wet utility work.

DOT/Municipal

~5% of FY2025 Revenue

North Carolina's State Transportation Improvement Plan creates a decade-long pipeline of infrastructure projects. Cardinal is well positioned to capture an increasing share of public-sector spend.

Paving & Materials

~6% of FY2025 Revenue

Fleet expansion in 2025 including Red Clay Industries accelerates paving capacity across Charlotte and beyond. First owned asphalt plant coming online late Q2’26.

NOTE: See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.
NOTE: Paving & Materials represents paving sales to external customers only and does not reflect the value of services provided internally

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Full Year 2025: Record Backlog at Year End ~$682M 2025 Year-End Backlog +33% 2025 YoY Backlog Growth 1.5x Backlog/Revenue Ratio +44% 2021-25 Backlog Growth CAGR (EOY)

Closed February 18, 2026 | First Market Outside the Carolinas | Immediately Accretive About A.L. Grading Contractors (ALGC) Founded: 1993, Fourth-generation family business HQ: Sugar Hill, Georgia (Atlanta metro) Services: Underground utilities, grading, erosion control, clearing Geography: Majority of revenue from Atlanta MSA; serving into SC TTM Revenue: $160M TTM Adj. EBITDA Margin: 26.3% Cultural Fit: Values-aligned; leadership committed to Cardinal's mission Transaction Terms Total Consideration: $245.5M Cash: $128.6M Equity: $116.9M in LLC units Purchase Multiple: ~5.8x LTM EBITDA; within Cardinal's 4–6x target Why ALGC Is Transformative Opens Atlanta — #1 population growth MSA in the Southeast 26.3% EBITDA Margin expands Cardinal's consolidated margin to ≥20% in 2026 Vertical integration playbook deployed into Georgia accelerates growth Benji Wood (ALGC VP) becomes Cardinal's first COO Lee Wood (ALGC President) joins Cardinal's Board of Directors Strategic Expansion: Acquisition of A.L. Grading Contractors NOTE: ALGC financials are unaudited ended 9/30/2025. See Cardinal ‘s Form 8-K filed with the SEC on February 19, 2026, including the investor presentation. NOTE: EBITDA and Adjusted EBITDA Margin are Non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures

2026 Consolidated Revenue Guidance $665M – $678M 2026 Adj. EBITDA Margin Target 20%+ Organic Growth Momentum Core Cardinal markets continue to demonstrate strong organic growth. Record $682M backlog provides high revenue visibility and supports confidence. Proven M&A Engine Three 2025 acquisitions of Purcell, Page and Red Clay have been integrated and are scaling under Cardinal’s repeatable growth strategy. ALGC: Strategy at Scale ALGC closed Feb 18, 2026. 2026 guidance includes ~10.5 months of ALGC revenue and EBITDA contribution. ALGC’s EBITDA margin profile strengthens consolidated business. Margin Expansion Path Combined operating leverage, vertical integration and ALGC's above-average margins expected to drive consolidated Adj. EBITDA Margin above 20% for the first time. NOTE: See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures. NOTE: Guidance reflects management's current estimates and is forward-looking. Actual results may differ materially. 2026 Guidance: First Full Year as a Combined Company

CDNL Investment Thesis Cardinal is a differentiated, high-growth infrastructure services platform positioned to capture the multi-decade buildout of the Southeastern United States I Differentiated Turnkey Model One of the few scaled, full-service site prep providers in the Southeast. 97% of revenue from negotiated contracts, reflecting pricing power and customer preference for speed and quality. II Proven Geographic Expansion Flywheel A repeatable four-step market entry model: launch in residential, vertically integrate, expand into commercial/DOT and expand into adjacent markets. Now operating across Raleigh, Charlotte, Greensboro and Atlanta. III Powerful Secular Tailwinds Structural demand from Southeastern population growth, corporate reshoring, manufacturing buildout, and NC DOT improvement plan through 2033 creates durable, multi-cycle demand across all end markets. IV Highly Visible Revenue $682M backlog as of YE’25 (1.5x revenue coverage), with ~81% of revenue from repeat customers and diversification across residential, commercial and industrial, DOT/municipal and paving end markets. V Industry-Leading Financial Profile 45% revenue growth in 2025, 21.1% Adj. Gross Profit Margin and 17.9% Adjusted EBITDA Margin. Cardinal leads public peers on revenue CAGR, EBITDA Margin and backlog/revenue ratio. VI Management Aligned, Proven Team Founder-led management team with 30+ years of infrastructure and construction experience, remaining the largest shareholders post-IPO. NOTE: See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures. NOTE: Repeat customers defined as customers with billings in more than one FY

Integrity from the ground up

This presentation contains references to “Adjusted Gross Profit,” “Adjusted Gross Profit Margin,” “EBITDA,” “Adjusted EBITDA,” and “Adjusted EBITDA Margin” financial measures which are, in each case, Non-GAAP financial measures. Adjusted Gross Profit: We define Adjusted Gross Profit as total revenue less cost of sales, exclusive of depreciation and amortization. Adjusted Gross Profit Margin represents Adjusted Gross Profit as a percentage of total revenue. Adjusted Gross Profit Margin: We define Adjusted Gross Profit Margin represents Adjusted Gross Profit as a percentage of total revenue. Adjusted EBITDA: We define EBITDA as net income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA for certain expenses associated with non-routine transactions. Adjusted EBITDA Margin: We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue Organic Revenue Growth: We define organic revenue growth as the difference between current year and prior year revenues less the impact of acquired or divested companies in the past 12 months Non-GAAP Financial Measures

Non-GAAP Financial Measure Reconciliations   Years ended December 31,   2025   2024   2023   Revenue $ 456,045,369   $ 315,187,523   $ 247,924,063   Cost of revenues, exclusive of depreciation and amortization shown separately   (359,897,579)     (249,888,575)     (199,080,030)   Depreciation and amortization expense   (32,374,761)     (18,663,746)     (13,181,191)   Gross Profit  $ 63,773,029   $ 46,635,202   $ 35,662,842   Depreciation and amortization expense   32,374,761     18,663,746     13,181,191   Adjusted Gross Profit  $ 96,147,790   $  65,298,948   $ 48,844,033   Gross Profit Margin %   14.0%     14.8%     14.4%   Adjusted Gross Profit Margin %   21.1%     20.7%     19.7%   GAAP Revenue Growth   Acquisitions   Divestitures   Non-GAAP Organic Revenue Growth 45% – 12% + 0% = 33% The table directly below reconciles Adjusted Gross Profit to Gross Profit, the most directly comparable to GAAP measure and shows Gross Profit calculated as revenues less cost of revenues (excluding depreciation and amortization) and depreciation and amortization expense. While Gross Profit is not presented as a separate line item or subtotal in our audited financial statements for the years ended December 31, 2025, 2024, and 2023, we present Gross Profit in the below table solely to facilitate the reconciliation of Adjusted Gross Profit, a non-GAAP measure, to the most directly comparable GAAP measure. We define Organic revenue growth or organic growth as the difference between total current and prior year sales less the impact of companies acquired and divested in the past twelve months divided by prior year sales. This non-GAAP measure, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of the acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods. The following table provides a reconciliation of GAAP Revenue Growth, the most closely comparable GAAP financial measure, to Non-GAAP Organic Revenue Growth:

Non-GAAP Financial Measure Reconciliations

We define EBITDA as net income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA for certain expenses associated with non-routine transactions. We define EBITDA Margin as EBITDA as a percentage of revenue, and Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue. The following table provides a reconciliation of net income and net income margin, the most closely comparable GAAP financial measure, to EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin:

	Years ended December 31,		
	2025	2024	2023
Net income	$ 31,093,483	$ 28,297,234	$ 24,296,792
Interest expense, net	6,825,542	4,828,058	3,990,288
Income tax expense	1,966,678	1,352,509	—
Depreciation and amortization expense	32,374,761	18,663,746	13,181,191
EBITDA	$ 72,260,464	$ 53,141,547	$ 41,468,271
Transaction fees and acquisition-related costs(1)	792,966	454,761	1,195,416
Legal matters(2)	—	620,221	6,352
Transition and consulting arrangements(3)	150,000	390,000	394,362
Customer claims(4)	—	525,000	—
Loss on extinguishment and refinancing costs(5)	—	1,389,901	—
Stock-based compensation	5,868,592	—	—
Non-recurring IPO related travel and compensation	2,342,026	—	—
Other(6)	51,874	16,690	3,385
Adjusted EBITDA	$ 81,465,922	$ 56,538,120	$ 43,067,786
Net Income Margin(7)	6.8%	9.0%	9.8%
EBITDA Margin(7)	15.8%	16.9%	16.7%
Adjusted EBITDA Margin(7)	17.9%	17.9%	17.4%

(1) Represents transaction fees and acquisition-related costs incurred in connection with acquisitions and planned acquisitions.
(2) Represents costs associated with legal matters in which the Company is a defendant.
(3) Represents certain consulting and recruiting costs related to acquisitions and public company readiness.
(4) Represents revenue impact from customer claims.
(5) Represents financing and extinguishment-related expenses.
(6) Represents certain other gains and charges that we do not believe reflect our underlying business performance.
(7) Calculated as a percentage of revenue.

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